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                                                                    EXHIBIT 10.3
                                FIRST AMENDMENT
                                       TO
                            STOCK PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the "First Amendment") is entered into as of the 19th day of March, 1998 by, between and among UNIFIBER CORPORATION, a California corporation ("Unifiber"), RICHARD L. TENNENT, an individual resident of the State of Nevada ("Mr. Tennent"), JUDY R. TENNENT, an individual resident of the State of Nevada ("Mrs. Tennent"), ROBERT W. TENNENT, Special Trustee of the Tennent Family Trust dated as of November 20, 1989 ("Tennent Trust") (Mr. Tennent, Mrs. Tennent, Tennent Trust and Unifiber may be collectively referred to herein as "Sellers"), and COYOTE SPORTS, INC., a Nevada corporation ("Buyer"), with reference to the following facts:

     a) Sellers and Buyer are all of the parties to that certain Stock Purchase Agreement dated as of February 3, 1998 (the "Stock Purchase Agreement"), wherein Sellers have agreed to sell and Buyer has agreed to buy, all of the issued and outstanding shares of capital stock of Unifiber (the "Shares").

     b) At the time the Stock Purchase Agreement was executed, the Shares were held of record, and beneficially, solely and exclusively by Tennent Trust, subject to certain security interests and pledges noted in the Stock Purchase Agreement.

     c) For administrative convenience, the Shares have subsequently been retransferred to Mr. Tennent and Mrs. Tennent and, as of the Closing, it is the intention of the parties that the Shares will be held of record, and beneficially, solely and exclusively by Mr. Tennent and Mrs. Tennent, subject to certain security interests and pledges noted in the Stock Purchase Agreement.

     d) Accordingly, Sellers and Buyer desire to amend the Stock Purchase Agreement to reflect the foregoing and confirm ownership of the Shares.

     e) Further, the original date by which the Closing was to occur has passed and the parties desire to amend the date for Closing.

     f) The purpose of this First Amendment is to memorialize in writing such amendments.

     NOW, THEREFORE, the parties hereto agree as follows:

1.   Ownership of the Shares; Stock Purchase Agreement References.  The parties
     ------------------------------------------------------------
     hereto agree that, as of the Closing, the Shares will be held of record, and beneficially, solely and exclusively by Mr. Tennent and Mrs. Tennent and not Tennent Trust as provided in the Stock Purchase Agreement. Accordingly, all references in the Stock Purchase Agreement shall be deemed to refer to Mr. Tennent and Mrs. Tennent and not Tennent Trust, with the effect that
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     any and all promises, covenants, undertakings and/or other agreements set forth in the Stock Purchase Agreement shall be deemed to be given on behalf of Mr. Tennent and Mrs. Tennent, not Tennent Trust, including, without limitation, any and all representations and warranties set forth in the Stock Purchase Agreement. Notwithstanding the foregoing, nothing set forth in this First Amendment shall prohibit, prevent and/or otherwise preclude Tennent Trust from (a) subscribing for, investing in and/or holding any shares of Buyer's stock which are to be issued to some of the parties comprising Sellers (including Tennent Trust) in accordance with the terms and provisions of the Stock Purchase Agreement as a portion of the consideration for the Shares, and (b) entering into various written agreements and instruments in connection with the issuance of shares of Buyer's stock, as aforesaid, including, without limitation, any subscription agreement, shareholders' agreement and/or any other agreement or instrument to be entered into in connection therewith.

2.   Closing Date.  The date for Closing referenced in Section 1 of the Stock
     ------------
     Purchase Agreement shall be March 19, 1998.

3.   General Provisions.
     ------------------

     a. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

     b. This First Amendment may be executed in counterparts, all of which taken together shall be deemed one original instrument.

     c. In the event either party commences litigation for the judicial interpretation, enforcement or rescission of this First Amendment or the Stock Purchase Agreement, the prevailing party shall be entitled to a judgment against the other for an amount equal to reasonable attorneys' fees and court and other costs incurred.


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     d.   Except to the extent inconsistent with the terms and provisions of this First Amendment (in which case the terms and provisions of this First Amendment shall be controlling), all terms and provisions of the Stock Purchase Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment has been executed and is effective as of the date first set forth above.

                                   SELLERS:
                                   -------

                                   UNIFIBER CORPORATION,
                                   a California corporation


                                   By:  /s/ John S. Turnbull
                                      -----------------------------------------
                                      John S. Turnbull, President


                                        /s/ Richard L. Tennent
                                      -----------------------------------------
                                      Richard L. Tennent, an individual, by
                                      Robert W. Tennent, attorney-in-fact


                                        /s/ Judy R. Tennent
                                      -----------------------------------------
                                      Judy R. Tennent, an individual, by
                                      Robert W. Tennent, attorney-in-fact


                                        /s/ Robert W. Tennent
                                      -----------------------------------------
                                      Robert W. Tennent, Special Trustee of the
                                      Tennent Family Trust dated as of
                                      November 20, 1989

                                   BUYER:
                                   -----

                                   COYOTE SPORTS, INC.,
                                   a Nevada corporation


                                   By:   /s/ James M. Probst
                                      -----------------------------------------
                                          [Signature]

                                   James M. Probst, President
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                                          [Print Name and Title]